                                 EXHIBIT 10.1(a)

                                                                 CONFORMED COPY

                                 AMENDMENT NO. 1

         AMENDMENT dated as of May 13, 1999 to (i) the Credit Agreement (the "CREDIT AGREEMENT") dated as of October 17, 1997 among Blyth Industries, Inc., a Delaware corporation, the Banks party thereto, Morgan Guaranty Trust Company of New York, as Documentation Agent and Bank of America National Trust and Savings Association, as Administrative Agent, and (ii) the Guaranty Agreement dated as of October 17, 1997 (the "GUARANTY AGREEMENT") among each of the Guarantors listed on the signature pages hereof under the caption "GUARANTORS" (individually a "GUARANTOR" and collectively the "GUARANTORS") and Morgan Guaranty Trust Company of New York, as Documentation Agent.

         The parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES . Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "herein", "hereto" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement or the Guaranty Agreement shall, after this Amendment becomes effective, refer to such agreement as amended hereby.

         SECTION 2. AMENDMENT OF GUARANTY AGREEMENT . No provision of the Guaranty Agreement shall be enforceable against any Guarantor from and after the Amendment Effective Date (hereinafter defined) until such time (if ever) that such Guarantor is or becomes obligated under a Guaranty of any Indebtedness of the Borrower (other than a Guaranty in existence on the date hereof of Indebtedness outstanding on the date hereof under the Note Purchase Agreement set forth as item 4 in Schedule 5.10 to the Credit Agreement). If and when any Guarantor is or becomes liable under a Guaranty with respect to any other Indebtedness of the Borrower, the Guaranty Agreement shall thereafter be enforceable against such Guarantor as if this Amendment had never been entered into.

         SECTION 3. AMENDMENT OF CREDIT AGREEMENT . Provisions in the Credit Agreement specifically referencing the Guaranty Agreement shall be ineffective to the extent that the Guaranty Agreement is made unenforceable by virtue of this Amendment.

         SECTION 4. GOVERNING LAW . This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS . This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. EFFECTIVENESS . This Amendment shall become effective on the date (the "AMENDMENT EFFECTIVE DATE") the Documentation Agent shall have received from each of the Borrower, the Guarantors and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof. The Documentation Agent shall promptly notify each party hereto of the Amendment Effective Date.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                        BORROWER:

                        BLYTH INDUSTRIES, INC.



                        By: /s/ RICHARD T. BROWNING
                           ------------------------
                        Title: Vice President and Chief
                        Financial Officer

                        GUARANTORS:

                        CANDLE CORPORATION OF AMERICA



                        By: /s/ RICHARD T. BROWNING
                           ------------------------
                        Title: Vice President and Treasurer

                        PARTYLITE GIFTS, INC.



                        By: /s/ RICHARD T. BROWNING
                           ------------------------
                        Title: Vice President and Treasurer

                        CANDLE CORPORATION WORLDWIDE, INC.



                        By: /s/ RICHARD T. BROWNING
                        Title: Vice President

                        DOCUMENTATION AGENT:

                        MORGAN GUARANTY TRUST COMPANY OF
                        NEW YORK, as Documentation Agent



                        By: /s/ ROBERT BOTTAMEDI
                           ---------------------
                        Title: Vice President


                        BANKS:

                        MORGAN GUARANTY TRUST COMPANY OF
                        NEW YORK



                        By: /s/ ROBERT BOTTAMEDI
                           ---------------------
                        Title: Vice President


                        BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION VINGS ASSOCIATION



                        By: /s/ EDMUND M. HALL
                           -------------------
                        Title: Vice President


                        HARRIS TRUST AND SAVINGS BANK



                        By: /s/ KWANG S. SON
                           -----------------
                         Title: Assistant Vice President


                        DRESDNER BANK AG



                        /s/ Vincent J. Carotenuto
                        -------------------------
                        By: ON BEHALF OF B.CRAIG ERICKSON
                           ------------------------------
                        Title: Vice President

                        THE FIRST NATIONAL BANK OF CHICAGO



                        By: /s/ DAVID R. ARIAS
                           -------------------
                        Title: Corporate Banking Officer


                        FIRST UNION NATIONAL BANK



                        By: /s/ BRIAN MULVANEY
                           -------------------
                        Title: Vice President


                        THE NORTHERN TRUST COMPANY



                        By: /s/ ARTHUR J. FOGEL
                           --------------------
                        Title: Vice President


                        HSBC BANK USA, formerly known as MARINE
                        MIDLAND BANK



                        By: /s/ ADRIANA D. COLLINS
                           -----------------------
                        Title: Vice President